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                                                                    Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of the Plantronics, Inc. 401(k) Plan (the "Plan") on Form 11-K for the period ending March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barbara Scherer, Senior Vice President Finance and Administration, and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: September 18, 2003

                                        BY   /s/ Barbara Scherer
                                             ________________________________
                                             Barbara Scherer
                                             Senior Vice President Finance and
                                               Administration and Chief
                                               Financial Officer



     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.